Exhibit 10.12
Execution Version
FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED OMNIBUS AGREEMENT
THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED OMNIBUS AGREEMENT (this “Amendment”), dated as of January 30, 2026, is made and entered into by and among Delek US Holdings, Inc., a Delaware corporation, on behalf of itself and the other Delek Entities (as defined in the Agreement), Delek Refining, Ltd., a Texas Limited Partnership, Lion Oil Company, LLC, an Arkansas limited liability company, Delek Logistics Partners, LP, a Delaware limited partnership), Paline Pipeline Company, LLC, a Texas limited liability company, SALA Gathering Systems, LLC, a Texas limited liability company, Magnolia Pipeline Company, LLC, a Delaware limited liability company, El Dorado Pipeline Company, LLC, a Delaware limited liability company, Delek Crude Logistics, LLC, a Texas limited liability company, Delek Marketing-Big Sandy, LLC, a Texas limited liability company, Delek Marketing & Supply, LP, a Delaware limited partnership, DKL Transportation, LLC, a Delaware limited liability company, Delek Logistics Operating, LLC, a Delaware limited liability company, and Delek Logistics GP, LLC, a Delaware limited liability company. The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Agreement (as hereinafter defined).
WITNESSETH:
WHEREAS, the Parties entered into that certain Fifth Amended and Restated Omnibus Agreement dated May 1, 2025 (the “Agreement”);
WHEREAS, the Parties have agreed to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Amendment. The Parties hereto agree that Section 4.1(a) of the Agreement is hereby amended in its entirety to read as follows:
(a) Delek US agrees to provide, and agrees to cause its Affiliates to provide, on behalf of the General Partner and for the Partnership Group’s benefit, all of the centralized corporate services that Delek US and its Affiliates have traditionally provided in connection with the Assets including, without limitation, the general and administrative services listed on Schedule IV to this Agreement. As consideration for such services, the Partnership will pay Delek US an administrative fee (the “Administrative Fee”) of $13 million per year, payable in equal monthly installments on or before the tenth Business Day of each month, commencing July 1, 2025; provided that the Administrative Fee payable with respect to the quarters ended March 31, 2026 and June 30, 2026 shall be reduced by $2 million for each such quarter. Effective July 1, 2026, the Administrative Fee, as in effect on December 31, 2025, will increase by $8 million. Delek US may increase or decrease the Administrative Fee (i) beginning on July 1, 2028, on July 1 of each year by a percentage equal to the change in the Consumer Price Index - All Urban Consumers, U.S. City Average, Not Seasonally Adjusted over the previous 12 calendar months or (ii) to reflect any increase in the cost of providing centralized corporate services to the Partnership Group due to changes in any law, rule or regulation applicable to Delek US or the Partnership Group, including any interpretation of such laws, rules or regulations.
2.    Effect of Amendment. Except as otherwise expressly provided herein, the Agreement is, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the date hereof, all references in the Agreement to “this Agreement”, “hereto”, “hereof’, “hereunder” or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or an amendment of any right, power or remedy of any Party under the Agreement, nor constitute a waiver or an amendment of any provision of the Agreement.
3.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
4.    Miscellaneous.
A.    This Amendment contains the entire agreement of the parties and supersedes any other discussions or agreements relating to the subject of this Amendment.
B.    This Amendment does not constitute a waiver of any default under the Agreement, whether or not either Party is aware of any such default.
C.    The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.
D.    All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified. The words “hereof’, “herein” and “hereunder” and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.
E.    Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.
F.    When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) “include”, “includes” and “including” shall be deemed to be followed by “without limitation” regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive “or” shall include the conjunctive “and”.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers or other representatives, as of the date first above written.

DELEK US HOLDINGS, INC.
LION OIL COMPANY, LLC

By: /s/ Mark Hobbs
Name: Mark Hobbs
Title: EVP and Chief Financial Officer

By: /s/ Joseph Israel
Name: Joseph Israel
Title: EVP, President of Refining & Renewables
DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC,
its general partner
By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: EVP, DKL

By: /s/ Robert Wright
Name: Robert Wright
Title: EVP and Chief Financial Officer
[Signature Page to First Amendment to Fifth Amended & Restated Omnibus Agreement]

PALINE PIPELINE COMPANY, LLC
SALA GATHERING SYSTEMS, LLC
MAGNOLIA PIPELINE COMPANY, LLC
EL DORADO PIPELINE COMPANY, LLC
DELEK CRUDE LOGISTICS, LLC
DELEK MARKETING-BIG SANDY, LLC
DKL TRANSPORTATION, LLC
DELEK LOGISTICS OPERATING, LLC
DELEK LOGISTICS GP, LLC
By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: EVP, DKL
By: /s/ Robert Wright
Name: Robert Wright
Title: EVP and Chief Financial Officer

DELEK MARKETING & SUPPLY, LP
By: Delek Marketing GP, LLC,
its general partner
By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: EVP, DKL
By: /s/ Robert Wright
Name: Robert Wright
Title: EVP and Chief Financial Officer

[Signature Page to First Amendment to Fifth Amended & Restated Omnibus Agreement]